Exhibit 10.16

STATE OF NORTH CAROLINA

COUNTY OF DURHAM	SIXTH AMENDMENT TO LEASE

THIS SIXTH AMENDMENT TO LEASE is made and entered into this the 1st day of March, 2014, by and between Biopharm Properties, LLC (“Landlord”) and Chimerix, Inc. (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a Lease Agreement dated September 1, 2008 and amended February 9, 2009, June 9, 2009, May 17, 2011, February 29, 2012 and again November 30, 2012 (collectively, known as the “Lease”), under the terms of which Landlord leases to Tenant certain premises in or near the City of Durham, North Carolina, and

WHEREAS, the parties hereto desire to further revise and clarify certain provisions of the Lease in order to more accurately reflect the terms of their business arrangement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto do agree that the Lease shall be amended and modified as follows:

1.	The Lease expired February 28, 2014, but the Landlord and the Tenant have elected to extend the Term of the Lease for the Premises for a period to commence on March 1, 2014 and expire June 30, 2014 (the “Extension Period”).

2.	During the Extension Period, Tenant’s monthly Base Rent shall be $13,752.98 for the Extension Period. The monthly Additional Rent during this Extension Period shall be $1,832.33.

3.	Tenant shall surrender possession of the Premises as defined in the Lease on or before June 30, 2014, in accordance with the terms of Article 28 of the Lease relating to surrender of possession.

4.	All other terms and conditions will remain the same.

5.	All capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Lease. Unless otherwise amended, modified, or supplemented herein, all the other terms, covenants, and conditions of the Lease shall remain in full force and effect.

SIGNATURES ON FOLLOWING PAGE

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Lease to be executed as of the date first set forth above.

LANDLORD: BIOPHARM PROPERTIES, LLC
By: Granite Investments, LLC, Manager

By: /s/ C. Richard Vaughn
Its: Manager

TENANT: CHIMERIX, INC.

By: /s/ Timothy W. Trost
Its: SVP & CFO

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